As filed with the Securities and Exchange Commission on December 12, 2006
Registration No. 333-138265

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3 to
FORM SB-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

UROPLASTY, INC.
(Exact Name of Registrant as specified in its charter)

Minnesota	3841	1-1719250
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

5420 Feltl Road
Minnetonka, Minnesota 55343
Telephone: (952) 426-6140
(Address, including zip code and telephone number, including area code, of Registrant’s principal executive offices)

David B. Kaysen
President and Chief Executive Officer
5420 Feltl Road
Minnetonka, Minnesota 55343
Telephone: (952) 426-6140
(Name, address, including zip code and telephone
number, including area code, of agent for service)

Copies to:

Jeffrey C. Robbins, Esq. Messerli & Kramer P.A. 150 South Fifth Street, Suite 1800 Minneapolis, Minnesota 55402 Telephone: (612) 672-3600 Facsimile: (612) 672-3777	Thomas G. Lovett, IV Lindquist & Vennum PLLP 4200 IDS Center Minneapolis, Minnesota 55402 Telephone: (612) 371-3270 Facsimile: (612) 371-3207

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

CALCULATION OF REGISTRATION FEE

	Proposed Maximum
Title of Each Class of	Aggregate Offering	Amount of
Securities to be Registered	Price	Registration Fee
Common Stock, par value $0.01 per share	$12,000,000(1)	$1,284
Agent’s Warrant(2)	$50	—
Common Stock, par value $0.01 per share, issuable upon exercise of Agent’s Warrant	$720,000(1)	$77(3)

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o).

(2) No fee pursuant to Rule 457(g).

(3) Of this sum, $64 was previously paid.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 3 to the Registration Statement on Form SB-2 (File No. 333-138265) of Uroplasty, Inc. is being filed solely to register an additional amount of common stock issuable upon exercise of the selling agent’s warrant and to file Exhibits 5 and 23.1. No other changes have been made to the Registration Statement.

2

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 27.  EXHIBITS

Number	Description

1	.1**	Form of Agency Agreement
2.1	First Amended Joint Plan of Reorganization (Modified) dated January 31, 1994 (Incorporated by reference to Exhibit 8.2 to Registrant’s Registration Statement on Form 10SB)
3.1	Restated Articles of Incorporation of Uroplasty, Inc. (Incorporated by reference to Exhibit 2.1 to Registrant’s Registration Statement on Form 10SB)
3.2	Bylaws of Uroplasty, Inc. (Incorporated by reference to Exhibit 2.2 to Registrant’s Registration Statement on Form 10SB)
3.3	Amendment to Restated Articles of Incorporation of Uroplasty, Inc. (Incorporated by reference to Exhibit 3.3 to Registrant’s Form 8-K dated October 24, 2006)
4.1	Form of Stock Certificate representing shares of our Common Stock (Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Form 10SB)
4.2	Form of Warrant (Incorporated by reference to Exhibit 4.2 to Registrant’s Registration Statement on Form SB-2, Registration No. 333-128313)
4	.3**	Form of Selling Agent’s Warrant
5*	Legal Opinion of Messerli & Kramer P.A.
10.1	Settlement Agreement and Release dated November 30, 1993 by and between Bioplasty, Inc., Bio-Manufacturing, Inc., Uroplasty, Inc., Arthur A. Beisang, Arthur A. Beisang III, MD and Robert A. Ersek, MD (Incorporated by reference to Exhibit 6.1 to Registrant’s Registration Statement on Form 10SB)
10.2	Purchase and Sale Agreement dated December 1, 1995 by and among Bio-Vascular, Inc., Bioplasty, Inc., and Uroplasty, Inc. (Incorporated by reference to Exhibit 6.2 to Registrant’s Registration Statement on Form 10SB)
10.3	License Agreement dated December 1, 1995 by and between Bio-Vascular, Inc. and Uroplasty, Inc. (Incorporated by reference to Exhibit 6.3 to Registrant’s Registration Statement on Form 10SB)
10.4	Lease Agreement dated January 10, 1995 between Summer Business Center Partnership and Uroplasty, Inc. (Incorporated by reference to Exhibit 6.4 to Registrant’s Registration Statement on Form 10SB)
10.5	Unsecured $640,000 Promissory Note dated March 30, 1994 by and between Bioplasty, Inc., Uroplasty, Inc. and Bioplasty Product Claimants’ Trust (Incorporated by reference to Exhibit 6.5 to Registrant’s Registration Statement on Form 10SB)
10.6	Agreement and Satisfaction dated January 30, 1995 by and between Bioplasty Product Claimants’ Trust and Bioplasty, Inc. (Incorporated by reference to Exhibit 6.6 to Registrant’s Registration Statement on Form 10SB)
10.7	Asset Sale and Satisfaction of Debt Agreement dated June 23, 1995 by and between Bioplasty, Inc. and Uroplasty, Inc. (Incorporated by reference to Exhibit 6.7 to Registrant’s Registration Statement on Form 10SB)
10.8	Executory Contract Assumption Stipulation dated December 28, 1993 by and between Bioplasty, Inc., Uroplasty, Inc., and Collagen Corporation (Incorporated by reference to Exhibit 6.8 to Registrant’s Registration Statement on Form 10SB)
10.9	Settlement and License Agreement dated July 23, 1992 by and between Collagen Corporation, Bioplasty, Inc., and Uroplasty, Inc. (Incorporated by reference to Exhibit 6.9 to Registrant’s Registration Statement on Form 10SB)
10.10	Employment Agreement between Uroplasty, Inc. and Susan Holman dated December 7, 1999. (Incorporated by reference to Exhibit 10.13 to Registrant’s Form 10-KSB for the year ended 03-31-2000.)
10.11	Employment Agreement between Uroplasty, Inc. and Larry Heinemann dated December 7, 1999. (Incorporated by reference to Exhibit 10.14 to Registrant’s Form 10-KSB for the year ended 03-31-2000.)

Number	Description

10.12	Agreement, dated October 14, 1998, by and between Uroplasty, Inc. and Samir M. Henalla (pertaining to Macroplastique Implantation System). (Incorporated by reference to Exhibit 10.15 to Registrant’s Form 10-KSB/A for the year ended 03-31-2001)
10.13	Employment Agreement between Uroplasty, Inc. and Mr. Marc Herregraven dated November 15, 2002. (Incorporated by reference to Exhibit 10.15 to Registrant’s Form 10-KSB for the year ended 03-31-2003)
10.14	Consulting Agreement between Uroplasty, Inc. and CCRI Corporation dated April 1, 2003. (Incorporated by reference to Exhibit 10.18 to Registrant’s Form 10-KSB for the year ended 03-31-2003)
10.15	Form of Manufacturing and Distribution Agreement with CL Medical SAS (Incorporated by reference to Exhibit 10.19 to Registrant’s Form 10-QSB for the period ended September 30, 2004)
10.16	Employment Agreement between Uroplasty, Inc. and Sam B. Humphries dated January 1, 2005 (Incorporated by reference to Exhibit 10.1 to Registrant’s Form 10-QSB for the period ended December 31, 2004)
10.17	Employment and Consulting Agreement between Uroplasty, Inc. and Daniel G. Holman dated January 1, 2005 (Incorporated by reference to Exhibit 10.2 to Registrant’s Form 10-QSB for the period ended December 31, 2004)
10.18	Exclusive Manufacturing and Distribution Agreement, dated as of April 18, 2005, by and between Uroplasty, Inc. and CystoMedix, Inc. (Incorporated by reference to Exhibit 10.19 to Registrant’s Form 8-K dated April 18, 2005.)
10.19	Form of Securities Purchase Agreement dated as of April 21, 2005, by and among Uroplasty, Inc., and the investors identified on the signature pages thereto (Incorporated by reference to Exhibit 10.20 to Registrant’s Form 8-K dated April 21, 2005)
10.20	Form of Warrant (Incorporated by reference to Exhibit 10.21 to Registrant’s Form 8-K dated April 21, 2005)
10.21	Form of Registration Rights Agreement dated as of April 21, 2005, by and among Uroplasty, Inc., and the investors named therein (Incorporated by reference to Exhibit 10.22 to Registrant’s From 8-K dated April 21, 2005)
10.22	Business Loan Agreement and related Promissory Note dated March 24, 2005 with Venture Bank (Incorporated by reference to Exhibit 10.26 to Registrant’s Form 10-KSB for the year ended March 31, 2005)
10.23	Employment Agreement between Uroplasty, Inc. and Mahedi A. Jiwani dated November 14, 2005 (Incorporated by reference to Exhibit 10.24 to Registrant’s Form 10-QSB for the period ended September 30, 2005)
10.24	Lease Agreement between Uroplasty, Inc. and Liberty Property Limited Partnership dated January 20, 2006 (Incorporated by reference to Exhibit 10.25 to Registrant’s Form 8-K dated January 24, 2006)
10.25	Form of Distribution Agreement between Uroplasty, Inc. and CL Medical SARL, dated February 15, 2006 (Incorporated by reference to Exhibit 10.26 to Registrant’s Form SB-2/A dated February 21, 2006)
10.26	Letter Agreement between Daniel G. Holman and Uroplasty, Inc., amending terms of Employment Agreement dated January 1, 2005 (Incorporated by reference to Exhibit 10.27 to Registrant’s Form 8-K dated March 27, 2006)
10.27	Letter Agreement between Sam B. Humphries and Uroplasty, Inc., dated April 26, 2006 (Incorporated by reference to Exhibit 10.28 to Registrant’s Amendment No. 1 to Form SB-2 dated April 27, 2006)
10.28	Letter Agreement between Uroplasty, Inc. and Daniel G. Holman dated April 26, 2006 (Incorporated by reference to Exhibit 10.29 to Registrant’s Amendment No. 1 to Form SB-2 dated April 27, 2006)
10.29	Employment Agreement between Uroplasty, Inc. and David B. Kaysen dated May 17, 2006 (Incorporated by reference to Exhibit 10.30 to Registrant’s Form 10-KSB for the fiscal year ended March 31, 2006)
10.30	Business Loan Agreement and related Promissory Note dated May 31, 2006 with Venture Bank (Incorporated by reference to Exhibit 10.31 to Registrant’s Form 10-KSB for the fiscal year ended March 31, 2006)
10.31	Form of Securities Purchase Agreement dated as of August 7, 2006, by and among Uroplasty, Inc., and the investors identified on the signature pages thereto (Incorporated by reference to Exhibit 10.32 to Registrant’s Form 8-K dated August 8, 2006)

Number		Description

10.32		Form of Registration Rights Agreement dated as of August 7, 2006, by and among Uroplasty, Inc., and the investors named therein (Incorporated by reference to Exhibit 10.34 to Registrant’s From 8-K dated August 8, 2006)
10.33		Form of Warrant dated August 7, 2006 (Incorporated by reference to Exhibit 10.33 to Registrant’s Form 8-K dated August 8, 2006)
10.34		Letter Agreement dated October 26, 2006 between Uroplasty, Inc. and Venture Bank
10.35		Exclusive Distribution Agreement dated as of November 21, 2006 by and between Uroplasty, Inc. and SI.EM Sistemi Elettromedicali (Incorporated by reference to Exhibit 10.1 to Registrant’s Amendment No. 2 to Form SB-2 on Form S-3 Registration Statement filed December 5, 2006)
21.1		List of Subsidiaries (Incorporated by reference to Exhibit 21 to Registrant’s Form 10-KSB for the year ended March 31, 2005)
23	.1*	Consent of McGladrey & Pullen, LLP
23	.3*	Consent of Messerli & Kramer P.A. (included in Exhibit 5)
24	.1**	Power of Attorney (included on signature page to the initial filing)

*	Filed herewith

**	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to Registration Statement on Form SB-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minnetonka, State of Minnesota, on December 12, 2006.

UROPLASTY, INC.

By:	/s/ DAVID B. KAYSEN
David B. Kaysen
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title/Capacity	Date

/s/ DAVID B. KAYSEN David B. Kaysen	President, Chief Executive Officer and Director (Principal Executive Officer)	December 12, 2006

/s/ MAHEDI A. JIWANI Mahedi A. Jiwani	Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 12, 2006

/s/ R. PATRICK MAXWELL* R. Patrick Maxwell	Chairman of the Board of Directors	December 12, 2006

/s/ THOMAS E. JAMISON* Thomas E. Jamison	Director	December 12, 2006

/s/ LEE A. JONES* Lee A. Jones	Director	December 12, 2006

/s/ JAMES P. STAUNER* James P. Stauner	Director	December 12, 2006

/s/ SVEN A. WEHRWEIN* Sven A. Wehrwein	Director	December 12, 2006

*By:	/s/ MAHEDI A. JIWANI Mahedi A. Jiwani, as attorney-in-fact

EXHIBIT INDEX

Number		Description

1	.1**	Form of Agency Agreement
2.1		First Amended Joint Plan of Reorganization (Modified) dated January 31, 1994 (Incorporated by reference to Exhibit 8.2 to Registrant’s Registration Statement on Form 10SB)
3.1		Restated Articles of Incorporation of Uroplasty, Inc. (Incorporated by reference to Exhibit 2.1 to Registrant’s Registration Statement on Form 10SB)
3.2		Bylaws of Uroplasty, Inc. (Incorporated by reference to Exhibit 2.2 to Registrant’s Registration Statement on Form 10SB)
3.3		Amendment to Restated Articles of Incorporation of Uroplasty, Inc. (Incorporated by reference to Exhibit 3.3 to Registrant’s Form 8-K dated October 24, 2006)
4.1		Form of Stock Certificate representing shares of our Common Stock (Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Form 10SB)
4.2		Form of Warrant (Incorporated by reference to Exhibit 4.2 to Registrant’s Registration Statement on Form SB-2, Registration No. 333-128313)
4	.3**	Form of Selling Agent’s Warrant
5	*	Legal Opinion of Messerli & Kramer P.A.
10.1		Settlement Agreement and Release dated November 30, 1993 by and between Bioplasty, Inc., Bio-Manufacturing, Inc., Uroplasty, Inc., Arthur A. Beisang, Arthur A. Beisang III, MD and Robert A. Ersek, MD (Incorporated by reference to Exhibit 6.1 to Registrant’s Registration Statement on Form 10SB)
10.2		Purchase and Sale Agreement dated December 1, 1995 by and among Bio-Vascular, Inc., Bioplasty, Inc., and Uroplasty, Inc. (Incorporated by reference to Exhibit 6.2 to Registrant’s Registration Statement on Form 10SB)
10.3		License Agreement dated December 1, 1995 by and between Bio-Vascular, Inc. and Uroplasty, Inc. (Incorporated by reference to Exhibit 6.3 to Registrant’s Registration Statement on Form 10SB)
10.4		Lease Agreement dated January 10, 1995 between Summer Business Center Partnership and Uroplasty, Inc. (Incorporated by reference to Exhibit 6.4 to Registrant’s Registration Statement on Form 10SB)
10.5		Unsecured $640,000 Promissory Note dated March 30, 1994 by and between Bioplasty, Inc., Uroplasty, Inc. and Bioplasty Product Claimants’ Trust (Incorporated by reference to Exhibit 6.5 to Registrant’s Registration Statement on Form 10SB)
10.6		Agreement and Satisfaction dated January 30, 1995 by and between Bioplasty Product Claimants’ Trust and Bioplasty, Inc. (Incorporated by reference to Exhibit 6.6 to Registrant’s Registration Statement on Form 10SB)
10.7		Asset Sale and Satisfaction of Debt Agreement dated June 23, 1995 by and between Bioplasty, Inc. and Uroplasty, Inc. (Incorporated by reference to Exhibit 6.7 to Registrant’s Registration Statement on Form 10SB)
10.8		Executory Contract Assumption Stipulation dated December 28, 1993 by and between Bioplasty, Inc., Uroplasty, Inc., and Collagen Corporation (Incorporated by reference to Exhibit 6.8 to Registrant’s Registration Statement on Form 10SB)
10.9		Settlement and License Agreement dated July 23, 1992 by and between Collagen Corporation, Bioplasty, Inc., and Uroplasty, Inc. (Incorporated by reference to Exhibit 6.9 to Registrant’s Registration Statement on Form
10SB)
10.10		Employment Agreement between Uroplasty, Inc. and Susan Holman dated December 7, 1999. (Incorporated by reference to Exhibit 10.13 to Registrant’s Form 10-KSB for the year ended 03-31-2000.)
10.11		Employment Agreement between Uroplasty, Inc. and Larry Heinemann dated December 7, 1999. (Incorporated by reference to Exhibit 10.14 to Registrant’s Form 10-KSB for the year ended 03-31-2000.)
10.12		Agreement, dated October 14, 1998, by and between Uroplasty, Inc. and Samir M. Henalla (pertaining to Macroplastique Implantation System). (Incorporated by reference to Exhibit 10.15 to Registrant’s Form 10-KSB/A for the year ended 03-31-2001)

Number	Description

10.13	Employment Agreement between Uroplasty, Inc. and Mr. Marc Herregraven dated November 15, 2002. (Incorporated by reference to Exhibit 10.15 to Registrant’s Form 10-KSB for the year ended 03-31-2003)
10.14	Consulting Agreement between Uroplasty, Inc. and CCRI Corporation dated April 1, 2003. (Incorporated by reference to Exhibit 10.18 to Registrant’s Form 10-KSB for the year ended 03-31-2003)
10.15	Form of Manufacturing and Distribution Agreement with CL Medical SAS (Incorporated by reference to Exhibit 10.19 to Registrant’s Form 10-QSB for the period ended September 30, 2004)
10.16	Employment Agreement between Uroplasty, Inc. and Sam B. Humphries dated January 1, 2005 (Incorporated by reference to Exhibit 10.1 to Registrant’s Form 10-QSB for the period ended December 31, 2004)
10.17	Employment and Consulting Agreement between Uroplasty, Inc. and Daniel G. Holman dated January 1, 2005 (Incorporated by reference to Exhibit 10.2 to Registrant’s Form 10-QSB for the period ended December 31, 2004)
10.18	Exclusive Manufacturing and Distribution Agreement, dated as of April 18, 2005, by and between Uroplasty, Inc. and CystoMedix, Inc. (Incorporated by reference to Exhibit 10.19 to Registrant’s Form 8-K dated April 18, 2005.)
10.19	Form of Securities Purchase Agreement dated as of April 21, 2005, by and among Uroplasty, Inc., and the investors identified on the signature pages thereto (Incorporated by reference to Exhibit 10.20 to Registrant’s Form 8-K dated April 21, 2005)
10.20	Form of Warrant (Incorporated by reference to Exhibit 10.21 to Registrant’s Form 8-K dated April 21, 2005)
10.21	Form of Registration Rights Agreement dated as of April 21, 2005, by and among Uroplasty, Inc., and the investors named therein (Incorporated by reference to Exhibit 10.22 to Registrant’s From 8-K dated April 21, 2005)
10.22	Business Loan Agreement and related Promissory Note dated March 24, 2005 with Venture Bank (Incorporated by reference to Exhibit 10.26 to Registrant’s Form 10-KSB for the year ended March 31, 2005)
10.23	Employment Agreement between Uroplasty, Inc. and Mahedi A. Jiwani dated November 14, 2005 (Incorporated by reference to Exhibit 10.24 to Registrant’s Form 10-QSB for the period ended September 30, 2005)
10.24	Lease Agreement between Uroplasty, Inc. and Liberty Property Limited Partnership dated January 20, 2006 (Incorporated by reference to Exhibit 10.25 to Registrant’s Form 8-K dated January 24, 2006)
10.25	Form of Distribution Agreement between Uroplasty, Inc. and CL Medical SARL, dated February 15, 2006 (Incorporated by reference to Exhibit 10.26 to Registrant’s Form SB-2/A dated February 21, 2006)
10.26	Letter Agreement between Daniel G. Holman and Uroplasty, Inc., amending terms of Employment Agreement dated January 1, 2005 (Incorporated by reference to Exhibit 10.27 to Registrant’s Form 8-K dated March 27, 2006)
10.27	Letter Agreement between Sam B. Humphries and Uroplasty, Inc., dated April 26, 2006 (Incorporated by reference to Exhibit 10.28 to Registrant’s Amendment No. 1 to Form SB-2 dated April 27, 2006)
10.28	Letter Agreement between Uroplasty, Inc. and Daniel G. Holman dated April 26, 2006 (Incorporated by reference to Exhibit 10.29 to Registrant’s Amendment No. 1 to Form SB-2 dated April 27, 2006)
10.29	Employment Agreement between Uroplasty, Inc. and David B. Kaysen dated May 17, 2006 (Incorporated by reference to Exhibit 10.30 to Registrant’s Form 10-KSB for the fiscal year ended March 31, 2006)
10.30	Business Loan Agreement and related Promissory Note dated May 31, 2006 with Venture Bank (Incorporated by reference to Exhibit 10.31to Registrant’s Form 10-KSB for the fiscal year ended March 31, 2006)
10.31	Form of Securities Purchase Agreement dated as of August 7, 2006, by and among Uroplasty, Inc., and the investors identified on the signature pages thereto (Incorporated by reference to Exhibit 10.32 to Registrant’s Form 8-K dated August 8, 2006)
10.32	Form of Registration Rights Agreement dated as of August 7, 2006, by and among Uroplasty, Inc., and the investors named therein (Incorporated by reference to Exhibit 10.34 to Registrant’s From 8-K dated August 8, 2006)

Number		Description

10.33		Form of Warrant dated August 7, 2006 (Incorporated by reference to Exhibit 10.33 to Registrant’s Form 8-K dated August 8, 2006)
10.34		Letter Agreement dated October 26, 2006 between Uroplasty, Inc. and Venture Bank
10.35		Exclusive Distribution Agreement dated as of November 21, 2006 by and between Uroplasty, Inc. and SI.EM Sistemi Elettromedicali (Incorporated by reference to Exhibit 10.1 to Registrant’s Amendment No. 2 to Form SB-2 on Form S-3 Registration Statement filed December 5, 2006)
21.1		List of Subsidiaries (Incorporated by reference to Exhibit 21 to Registrant’s Form 10-KSB for the year ended March 31, 2005)
23	.1*	Consent of McGladrey & Pullen, LLP
23	.3*	Consent of Messerli & Kramer P.A. (included in Exhibit 5)
24	.1**	Power of Attorney (included on signature page to the initial filing)

*	Filed herewith

**	Previously filed